UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2014 (November 5, 2014)

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31239 (Commission File Number)	27-0005456 (I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 1, Suite 1600, Denver CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On November 5, 2014, MarkWest Energy Partners, L.P. (the “Partnership”) announced its consolidated financial results for the three and nine months ended September 30, 2014.  A copy of the Partnership’s earnings release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The earnings release furnished with this Current Report on Form 8-K utilizes the Non-GAAP financial measures of Distributable Cash Flow (“DCF”), Adjusted EBITDA, and Operating Income before Items Not Allocated to Segments. In general, we define DCF as net income (loss) adjusted for (i) depreciation, amortization, impairment, and other non-cash operating expenses; (ii) amortization of deferred financing costs and debt discount; (iii) loss on redemption of debt, net of tax benefit; (iv) impairment of unconsolidated affiliates; (v) gain on sale of unconsolidated affiliate; (vi) non-cash (earnings) loss from unconsolidated affiliates; (vii) distributions from (contributions to) unconsolidated affiliates (net of affiliates’ growth capital expenditures); (viii) non-cash compensation expense; (ix) non-cash derivative activity; (x) losses (gains) on the sale or disposal of property, plant and equipment (“PP&E”), net of tax; (xi) provision for deferred income taxes; (xii) cash adjustments for non-controlling interest of consolidated subsidiaries; (xiii) revenue deferral adjustment; (xiv) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period; and (xv) maintenance capital expenditures, net of joint venture partner contributions and proceeds from trade-in of PP&E. We define Adjusted EBITDA as net income (loss) adjusted for (i) depreciation, amortization, impairment, and other non-cash operating expenses; (ii) interest expense; (iii) amortization of deferred financing costs and debt discount; (iv) loss on redemption of debt; (v) losses (gains) on the sale or disposal of PP&E; (vi) impairment of unconsolidated affiliates; (vii) gain on sale of unconsolidated affiliate; (viii) non-cash derivative activity; (ix) non-cash compensation expense; (x) provision for income taxes; (xi) adjustments for cash flow from unconsolidated affiliates; and (xii) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period. We generally define Operating Income before Items Not Allocated to Segments as (i) revenue, excluding derivative gains and losses, adjusted for certain revenue deferral adjustments and certain management fee revenue less; (ii) purchased product costs, excluding derivative gains and losses less; (iii) facility expenses, adjusted for certain non-cash items not allocated to segments and certain interest payments allocable to the segments less; (iv) the portion allocable to non-controlling interests.

DCF is a financial performance measure used by management as a key component in the determination of cash distributions paid to unitholders.  We believe distributable cash flow is an important financial measure for unitholders as an indicator of cash return on investment and to evaluate whether the Partnership is generating sufficient cash flow to support quarterly distributions.  In addition, DCF is commonly used by the investment community because the market value of publicly traded partnerships is based, in part, on distributable cash flow and cash distributions paid to unitholders.

Adjusted EBITDA is a financial performance measure used by management, industry analysts, investors, lenders and rating agencies to assess the financial performance and operating results of the Partnership’s ongoing business operations.  Additionally, we believe Adjusted EBITDA provides useful information to investors for trending, analyzing and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures.

Operating Income before Items Not Allocable to Segments is a financial performance measure used by management to evaluate the performance of the operating segments in order to make decisions and allocate resources.

ITEM 7.01. Regulation FD

In accordance with General Instruction B.2 of Form 8-K, the following information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.  This Current Report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

On November 6, 2014, MarkWest Energy Partners, L.P. (the “Partnership”) posted on its website an earnings call presentation that will be used in the earnings call.  Interested parties will be able to view the materials presented on the earnings call at our website, www.markwest.com.

Cautionary Statements

This filing includes “forward-looking statements.”  All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements.  Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties.  Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.  The forward-looking statements involve risks and uncertainties that affect our operations, financial performance, and other factors as discussed in our filings with the Securities and Exchange Commission.  Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2013.  You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.”  We do not undertake any duty to update any forward-looking statement except as required by law.

ITEM 9.01.  Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated November 5, 2014, reporting financial results for the three and nine months ended September 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

Date: November 5, 2014	By:	/s/ NANCY K. BUESE
Nancy K. Buese
Executive Vice President and Chief Financial Officer